UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     As previously reported, Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco Corporation, has been taking steps since 2009 to join the Midcontinent Independent System Operator, Inc. (MISO), a multi-regional transmission organization, as a fully integrated transmission-owning member. On December 19, 2013, Cleco Power successfully integrated into the MISO market. MISO offers customers more reliable power through regional transmission planning and coordination. Cleco Power will retain ownership of its transmission system and maintain responsibility for local system reliability planning as a MISO member. A copy of the press release announcing the successful integration to MISO is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events.

Please see the disclosure set forth under “Item 7.01 Regulation FD Disclosure”, which is incorporated by reference into this Item 8.01.

     The information set forth in Exhibit 99.1 is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section. Accordingly, the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by Cleco Corporation or Cleco Power, under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Cleco Corporation or Cleco Power that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cleco Corporation or of any of its subsidiaries, including Cleco Power.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release issued December 19, 2013, regarding Cleco Power's integration into MISO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: December 19, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC

Date: December 19, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued December 19, 2013, regarding Cleco Power's integration into MISO.